UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2010

TIGRENT INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0- 27403	84-1475486
(Commission File No.)	(IRS Employer Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 542-0643

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On July 16, 2010, Tigrent Inc. (the “Company”) implemented a reorganization plan that resulted in a work force reduction of 55 employees between the Company’s Cape Coral, Florida and Murray, Utah offices (the “Restructure”). Affected employees will be eligible to receive severance payments. The Company is undertaking this workforce reduction to lower operating expenses and preserve capital while shifting its focus from live to primarily digitally-delivered programs. The Company expects to complete this reduction in force by the end of July 2010.

The Company is currently assessing associated restructuring and other charges, all of which the Company expects to take in the third quarter of 2010 but are not currently expected to be material. The charges that the Company expects to incur in connection with the reduction in force are subject to a number of assumptions, and actual results may differ. The Company may also incur other charges not currently contemplated due to events that may occur as a result of, or associated with, the reduction in force.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the timing for completion of the reduction in force, and the amount and expected timing related to any associated restructuring and other charges. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks inherent in restructuring efforts, which may affect the timing of the completion of the actions and ultimate actual amounts of the charges incurred. In addition, the Company’s workforce reduction costs may be greater than anticipated and the workforce reduction and any future workforce and expense reductions may have an adverse impact on the Company’s activities. These and other risk factors are discussed under the heading “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended March 31, 2010. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On July 16, 2010, as part of the Restructure, the Company’s executive officers, including each of the “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) agreed to a temporary twenty percent (20%) reduction in their 2010 annual base salary effective as of August 1, 2010.  Management will review the salary reduction again in ninety (90) days and determine at that time whether to retain the reduced base salaries or to return to the base salaries in effect prior to the reduction.  The revised 2010 annual base salaries for the named executive officers are listed in Exhibit 10.01 and are incorporated herein by reference.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

10.01	Revised 2010 Annual Base Salaries of Named Executive Officers as of August 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGRENT INC.

Dated: July 22, 2010
	By:	/s/ Steven C. Barre
Steven C. Barre
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Revised 2010 Annual Base Salaries of Named Executive Officers as of August 1, 2010